Calvert New Africa Fund

Semi-Annual Report
September 30, 1995


Investing with Vision (TM) (logo) Calvert Group(R)
A member of the Acacia Group(R)


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Principal
Underwriter:
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Semi-Annual Report_September 30, 1995
CalverT New Africa Fund

Dear Shareholder:
     This is the first semi-annual report for the Calvert New Africa Fund. It covers the six-month period ending September 30, 1995.
     The Calvert New Africa Fund's objective is to seek long-term capital appreciation. We believe that investing in rapidly growing securities of companies that are growing at a faster pace than their target economy will produce superior investment returns over time for our shareholders. Our task is to find growth companies valued at reasonable prices in stable political and economic environments. Our challenge is to own these securities at the most opportune time over the long term, provided the fundamentals of the country and company we have invested in remain positive. The Calvert New Africa Fund is driven by these basic tenets.

Market Review
     The conclusion of the third quarter of 1995 marked the first full quarter of investment activity for the Calvert New Africa Fund. The Fund gained 1.27% during the quarter. The six-month period ended September 30, 1995 was a sluggish time for emerging markets. Despite the attractiveness of the African emerging markets, they suffered along with markets in Asia and Latin America as investors painted all emerging markets with a broad brush in the aftermath of the Mexican peso debacle and the collapse of Berrings Bank. The Fund is currently invested in South Africa, Ghana, Kenya and Zimbabwe. For the quarter, South Africa was up 3.98%, Ghana was down 4.3%, Kenya was down 17.9% and Zimbabwe was up 5.4%.
     As of September 30, 1995, the Fund was 40% invested in equities with the remainder in cash. Our current asset mix is in no way an indication of a negative stance on the African markets. Instead, the Fund experienced a heavy inflow of cash toward the end of the month, which we were unable to invest before the end of the quarter. Our policy is to be fully invested unless market conditions dictate otherwise. We continue to be bullish on the prospects of several markets in Africa and anticipate the Fund will-
 be fully invested in the very near future. Thus far, the Fund's heaviest weighting is South Africa _ 43% of the Portfolio is in South African stocks. The remaining 2% is spread among stock in Ghana, Kenya and Zimbabwe.

Investment Performance

From 4/12/95 through 9/30/95
New Africa Fund                         -.50%
Morgan Stanley South Africa Index       5.36%

Investment performance is for Class A shares and does not reflect the deduction of any front-end sales charges.

The portfolio holds a wide variety of stocks from gold mining (Ashanti Goldfields) to consumer product companies (South African Breweries) to banks (Diamond Trust). We believe these companies offer superior growth potential because of a dominant position in the market they serve, superior management or both.

Investment Themes and Strategies
     Our team of investment professionals has constructed the portfolio to take advantage of two overriding themes:
     1. A worldwide commodity turnaround _ As the global economic expansion continues, we believe that producers of primary products will benefit by supplying the world with much needed natural resources for infrastructure rebuilding. South Africa is a beneficiary of this trend because of its dominant position in providing minerals to the rest of the world. Through July, the portfolio's weighting in the mining producers and base metal sector did not produce favorable results as South African goldshares underperformed. The fortunes of the gold mining industry are a vital component of the economic climate in South Africa. During the first half of 1995, the gold mining industry suffered from a loss of self-confidence as production fell by 11% compared to the same period in 1994. As a result, several companies reported less than stellar financial performances, which led to a decline in share prices. The country's fortunes have improved and we believe this will have a positive impact on the mining related stocks in the portfolio going forward.
     2. A revival of the consumer _ We believe that the sea change from centralized government economies (e.g., socialist and apartheid political structures) to market oriented economies will produce the impetus to revive consumer spending. We think the favorable demographic outlook and pent-up demand for consumer goods will spawn several growth industries in selected African countries. Our emphasis is on the following industries: consumer products, healthcare, non-capital intensive manufacturing, tourism, t-elecommunications and services. Several of the Portfolio's securities _ including Teljoy holdings, Afcol, Premier Pharmaceutical, Dimension Data and City Lodge Hotels _ highlight this strategy.

Outlook
     As we enter the final quarter of 1995, there are reasons to be optimistic about market conditions. A rebound in selected markets from very depressed levels is likely in the fourth quarter. We are bullish on the South African economy and market. The economy has been growing slowly since 1993, but has picked up this year and is likely to continue to accelerate into 1996. Gross Domestic Product should increase by 3.5% this year and 5% next year. The agricultural sector, which has been a drag on economic gro-wth this year because of the drought, should contribute positively to GDP next year. Higher gold output is also expected in 1996 because of increased efficiency and the successful conclusion of wage negotiations with the mineworkers union. The inflation outlook remains favorable while interest rates have come off their peak levels from earlier this year. Most importantly, corporate profits are forecast to increase by 20%. Given these positives, we believe the market is setting up for a rally later in the - year.
     In Ghana, a wave of privatizations, including banks, should help offset recent government spending. GDP growth is forecast to be in the neighborhood of 5%. Valuation of most companies remains reasonable. The Kenyan market has corrected following the big run-up in 1994. However, some companies remain attractive. Our recent investment in two Kenyan stocks, Uchumi and Diamond Trust, is based on our belief that the market will soon rebound. Finally, we invested in shares of the Delta Corporation, a Zimbabwe company with major holdings in some of the fastest growing sectors in the economy.
     We have just concluded our due diligence trip to Morocco, Egypt and Cote D'Ivoire. We plan to begin investing in these areas during the upcoming quarter. The Fund's Pan-African focus should afford us the ability to diversify the portfolio to reduce risk and achieve superior long-term results.
     Thank you for your confidence in the Calvert New Africa Fund. We look forward to helping your investment grow.

     Sincerely,

     (signature)

     Clifton S. Sorrell
     President

Portfolio Statistics
Ten Largest Stock Holdings
as of September 30, 1995
                                                % of Net Assets
Samancor Ltd.                                        3.8%
Liberty Life Assoc. of Africa                        3.8%
Bidvest Group Ltd.                                   3.0%
Trans Natal Coal Corp., Ltd.                         2.6%
Anglo American Corp., S.A.                           2.5%
Impala Platinum Holdings, Ltd.                       2.5%
South Africa Brews                                   1.4%
Beatrix Mines Ltd.                                   1.4%
Kloof Gold Mining Co., Ltd.                          1.3%
Western Deep Levels Ltd.                             1.2%
Total                                                23.5%

Cumulative Total Returns
for periods ended September 30, 1995
Class A Shares
Since Inception (4/95)                  -3.01%

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum sales charge of 2.50%. Past performance is no guarantee of future results.

Calvert New Africa Fund
Portfolio of Investments
September 30, 1995 (Unaudited)


Equity Securities (39.7%)                             Shares          Value
Ghana (0.8%)
       Ashanti Goldfields Co., Ltd. <F1>               2,500        $51,436
                                                                     51,436

Kenya (0.7%)
    Diamond TST                                       25,000         22,462
    Uchumi Supermarkets Ltd.                          35,000         27,987
                                                                     50,449

South Africa (38.0%)
    Amalg Beverage Industries                          5,300         26,487
  Anglo American Corp., S.A.                           3,200        177,447
  Anglovaal                                              600         22,181
  Assoc Furniture Cos., Ltd.                           7,300         55,473
  Beatrix Mines Ltd.                                  10,100         96,802
  Bidvest Group Ltd.                                  36,400        209,321
  City Lodge Hotels Ltd.                              10,100         67,761
  Conshu Holdings Ltd.                                35,272         60,368
  Dimension Data Holdings Ltd. <F1>                    8,300         68,185
  Driefontein Consolidated Ltd.                        6,400         87,190
  Impala Platinum Holdings Ltd.                        7,100        175,954
  Investec Bank Ltd.                                   3,100         62,394
  Iron & Steel Industries Corp.                       75,624         81,799
  Kloof Gold Mining Co., Ltd.                          8,100         90,387
  Liberty Life Association of Africa                  10,400        263,432
  Nampak Ltd.                                         13,300         61,915
  Premier Pharmaceuticals Ltd.                        11,555         69,612
  RMB Holdings Ltd.                                    6,600         62,353
  Rustenburg Platinum Holdings                         4,000         87,080
  Samancor Ltd.                                       19,400        265,622
  South Africa Brews                                   3,100         97,623
  Teljoy Holdings Ltd.                                43,468         79,751
  Tiger Oats Ltd.                                      4,100         59,505
  Toco Holdings Ltd. <F1>                             76,878         67,367
  Trans Natal Coal Corp., Ltd.                        23,900        183,252
  Western Deep Levels Ltd.                             2,500         87,628
                                                                  2,666,889


Equity Securities (Cont'd)                            Shares          Value
Zimbabwe (0.2%)
    Delta Corp.                                       10,000        $15,298
                                                                     15,298

    Total Equity Securities (Cost $2,748,764)                     2,784,072

       Total Investments (39.7%) <F3>
      (Cost $2,748,764) <F2>                                     $2,784,072


[FN]
  Notes to Portfolio of Investments:
  <F1> These equity securities have not declared dividends in the past twelve months.
  <F2> Cost of investments is substantially the same for federal income tax purposes.
  <F3> The percentages shown represent the percentage of the investments to net assets.
[/FN]

Calvert New Africa Fund
Statement of Assets and Liabilities
September 30, 1995 (Unaudited)

Assets
Investments in securities, at value -
  see accompanying portfolio                                     $2,784,072
Cash                                                              5,397,743
Receivable for securities sold                                    1,265,733
Receivable for shares  sold                                          24,737
Dividends receivable                                                  3,654
Deferred organization expenses                                       61,848
Other assets                                                          4,685
  Total assets                                                    9,542,472

Liabilities
Payable for securities purchased                                  2,450,728
Payable to Calvert-Sloan Advisers, L.L.C.                             7,153
Payable to Calvert Shareholder Services, Inc.                           768
Payable to Calvert Distributors, Inc.                                 2,340
Accrued expenses and other liabilities                               64,856
  Total liabilities                                               2,525,845
    Net assets                                                   $7,016,627

Net Assets
Net assets consist of:
Paid-in capital applicable to 587,785 outstanding shares
  of common stock, $0.01 par value (250,000,000 shares
  authorized)                                                    $6,999,178
Undistributed net investment income (loss)                         (14,263)
Accumulated realized gains (losses) on investments and
  foreign currencies                                                (1,009)
Net unrealized appreciation (depreciation) on investments
  and assets and liabilities in foreign currencies                   32,721
    Net assets                                                   $7,016,627

Net Assets Value and Offering Price Per Share
   Net asset value per share
  ($7,016,627 divided by 587,785 Shares)                             $11.94
Maximum sales charge (2.50% of  offering price)                         .31
Offering price per share                                             $12.25


See notes to financial statements.

Calvert New Africa Fund
Statement of Operations
From Inception (April 12, 1995)
Through September 30, 1995 (Unaudited)


Net Investment Income
Investment Income
  Dividend income (net of foreign taxes of $1,245)                   $7,455
    Total investment income                                           7,455

Expenses
  Investment advisory fee                                             9,499
  Transfer agency fees and expenses                                   2,715
  Distribution Plan expenses                                          4,750
  Directors' fees and expenses                                       11,064
  Administrative fees                                                 1,583
  Custodian fees                                                      8,291
  Registration fees                                                   1,278
  Reports to shareholders                                             2,279
  Professional fees                                                   3,524
  Miscellaneous                                                       9,532
  Reimbursement from Advisor                                       (24,506)
    Total expenses                                                   30,009
    Fees paid indirectly                                            (8,291)
       Net expenses                                                  21,718
              Net Investment Income (Loss)                         (14,263)

Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
    Securities                                                           _
Foreign currencies                                                  (1,009)
                                                                    (1,009)
Change in unrealized appreciation or depreciation on:
    Securities                                                       33,474
    Assets and liabilities in foreign currencies                      (753)
                                                                     32,721

              Net Realized and Unrealized Gain
             (Loss) on Investments                                   31,712

              Increase (Decrease) in Net Assets
              Resulting From Operations                             $17,449


See notes to financial statements.

Calvert New Africa Fund
Statement of Changes in Net Assets


                                                             From Inception
                                                             April 12, 1995
                                                                    Through
                                                              September 30,
                                                                      1995
                                                           (Unaudited)

Increase (Decrease) in Net Assets

Operations
  Net investment income                                           $(14,263)
  Net realized gain (loss)                                          (1,009)
  Change in unrealized appreciation or depreciation                  32,721

    Increase (Decrease) in Net Assets
  Resulting From Operations                                          17,449

Capital share transactions                                        6,999,178

Total Increase (Decrease) in Net Assets                           7,016,627

Net Assets
  Beginning of period                                                    _
End of period (including undistributed net investment
  income (loss) of ($14,263).                                    $7,016,627


See notes to financial statements.



Notes to Financial Statements (Unaudited)

Note A_Significant Accounting Policies

General: The Calvert New Africa Fund (the "Fund"), the sole series of Calvert New World Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund was organized as a Maryland corporation on December 22, 1994 and began operations on April 12, 1995. The Fund shares of capital stock are sold with a maximum front-end sales charge of 2.5%. Redemptions of shares held in the Fund for less than 2 years are subject to a 2% fee paid to the Fund.

Security Valuation:   Securities for which market quotations are readily
available are valued at the most recent closing price of their primary exchange, or, if closing prices are unavailable, at the bid prices or based on a yield equivalent obtained from the securities' market maker. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U. S. dollar exchange rate. Short-term securities maturing within 60 days are valued at amortized cost which approximates market. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date.

Foreign Currency Transactions:   The Fund's accounting records are
maintained in U. S. dollars. For purposes of valuation of investments, assets and liabilities on each date of net asset value determination, the current exchange rate is applied to foreign currencies for translation to
U. S. dollars. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid annually. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for d-istribution under income tax regulations.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Organization Expenses: Expenses incurred in the organization of the Fund have been capitalized and are amortized over a five year period.

Note B_Related Party Transactions

Calvert-Sloan Advisers, L.L.C. (the "Advisor") is jointly owned by Calvert Group, Ltd. (which is indirectly wholly-owned by Acacia Mutual Life Insurance Company) and Sloan Holdings, Inc. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of 1.50% of the Fund's average daily net assets.

The Advisor reimburses the Fund for its operating expenses (excluding brokerage fees, taxes, interest, Distribution Plan expenses and extraordinary items) exceeding the following annual rates of average daily net assets: 2.5% on the first $30 million, 2.0% on the next $70 million and 1.5% on the excess of $100 million. Beyond the contractual expense limitation, the Advisor voluntarily reimbursed the Fund for other operating expenses. Additionally, the Advisor voluntarily waived fees or assumed expenses of $796 which were not charged to the Fund. Expenses paid or waived by the Advisor may, to the extent permitted by law, be repaid by the Fund through March 31, 1998.

Calvert Distributors, Inc. an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. A distribution plan, adopted by the shareholders, allows the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .75% annually of average daily net assets of the Fund.

The Distributor received $10,410 as its portion of the commissions charged on sales of Fund's shares.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% of the average daily net assets of the Fund.
Each Director who is not affiliated with the Advisor receives an annual fee of $1,000 plus $1,000 for each Board and Committee meeting attended.

Note C_Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $2,748,764 and $0, respectively.

The cost of investments owned at September 30, 1995 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $35,308, of which $74,660 related to appreciated securities and $39,352 related to depreciated securities.

Note D_Capital Share Transactions
The change in net assets resulting from capital share transactions for 1995 is indicated below:

                                                             From Inception
                                                             April 12, 1995
                                                                  Through
                                                             September 30,
                                                                       1995
                                                                (Unaudited)

In dollars:
Shares sold                                                      $7,054,623
Reinvestment of dividends                                                _
Shares redeemed                                                    (55,445)
                                                                $ 6,999,178

In shares:
Shares sold                                                         592,505
Reinvestment of dividends                                                _
Shares redeemed                                                     (4,720)
                                                                    587,785


Financial Highlights

                                                             From Inception
                                                             April 12, 1995
                                                                    Through
                                                              September 30,
                                                                       1995
                                                                (Unaudited)

Net asset value, beginning of period                                 $12.00
Income from investment operations
     Net investment income                                            (.10)
     Net realized and unrealized gain
          on investments                                                .04
         Total from investment operations                             (.06)
Total increase (decrease) in
     net asset value                                                  (.06)
Net asset value, end of period                                       $11.94
Total return<FN2>                                                     (.5%)
Ratios to average net assets:
Net investment income (loss)                                  (2.11%) <FN1>
Total expenses<FN3>                                             4.43% <FN1>
Net expenses                                                    3.21% <FN1>
Expenses reimbursed
     and/or waived                                              3.74% <FN1>
Portfolio turnover                                                        0
Net assets, end of period (in thousands)                             $7,017
Number of shares outstanding at
     end of period (in thousands)                                       588

[FN]
<F1> Annualized
<F2> Total return is not annualized and does not reflect deduction of Class
A front-end sales charge.
<F3>This ratio reflects total expenses before reduction for fees paid indirectly.
[/FN]


Investing with Vision (TM) (logo) Calvert Group(R)
A member of the Acacia Group(R)

4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814